                                                                    Exhibit 99.3

                                                         [NEUBERGER BERMAN LOGO]

Neuberger Berman Inc.
605 Third Avenue
New York, NY 10158-3698
Tel 212.476.9000

FOR IMMEDIATE RELEASE

Contact:
Robert Matza
Executive Vice President
Chief Operating Officer
Neuberger Berman
(212) 476-9808


                      NEUBERGER BERMAN POSTS THIRD QUARTER
                      EARNINGS OF $0.47 PER SHARE, EQUALING
                             THE PRIOR YEAR QUARTER

NEW YORK, NY October 23, 2001...Neuberger Berman (NYSE:NEU) today reported net income of $33.5 million, or $0.47 per share (diluted and basic), for the third quarter ended September 30, 2001. In the comparable period in the prior year, net income was $35.3 million, or $0.47 per share (diluted) and $0.48 per share (basic).

Cash earnings for the quarter, which exclude non-cash items such as deferred taxes and depreciation and amortization, were $39.4 million, or $0.55 per share (diluted) and $0.56 per share (basic), versus $38.3 million, or $0.51 per share (diluted) and $0.52 per share (basic) in last year's period.

Net revenues declined in the quarter compared with the prior year to $149.9 million from $151.7 million. Assets under management at quarter-end were $52.1 billion, down from $56.5 billion and $58.2 billion at September 30, 2000 and June 30, 2001, respectively. Jeffrey B. Lane, President and Chief Executive Officer of Neuberger Berman, said, "The tragedy of September 11th has had an impact on all our personal lives, most directly of course on those who lost family and friends. To them, we can only express our deepest sympathies.

"From the perspective of our business, the impact of the attack and its aftermath has been, and continues to be, an exacerbation of an already volatile and uncertain market. Our response is, as always, to strive to protect and enhance clients' assets over time, pursue attractive business opportunities, and maintain net cash inflows while being vigilant about expense control.

"We were successful in the third quarter on several fronts. The Private Asset Management group continued to record superior investment performance relative to the market, while its national sales force generated $379 million in new assets. This brings the year-to-date total of new assets from this source to $1.1 billion, ahead of our target levels, which reinforces our belief that difficult markets persuade investors of the need for professional guidance. It is also becoming increasingly evident that our National Trust Company is attracting the upper echelon of high net worth individuals and families.

"In the Mutual Fund and Institutional business, we maintained positive net cash flows of $169 million, despite choppy markets. The Consultant Services Group continued to show positive momentum, recording net cash inflows in the quarter of $304 million versus inflows of $14 million in the comparable 2000 period.

"On the negative side, several factors -- seasonally low market volume preceding the September 11th attack, the four days the New York Stock Exchange was closed following it, and a drop in principal transactions -- all combined to produce a marked decline in earnings from the Professional Securities Services segment. In addition, because the fees from Private Asset Management are based on the previous quarter's asset levels, the market-related decline in assets under management experienced in this quarter will be reflected in a less robust amount of investment advisory and administrative fees in the fourth quarter.

"Our outlook for the future remains decidedly positive. We have seen how well our people and our business model perform under adverse conditions, and are confident that we are positioned well for an inevitable improvement in the economy and the markets in the months and years to come."

Fewer Shares Outstanding
------------------------

The number of shares of common stock outstanding as of September 30, 2001 was
70.4 million, compared with 73.4 million as of September 30, 2000. The Company's common stock repurchase program continued apace in the quarter with the purchase of 447,500 shares in the open market, adjusted for the 3-for-2 stock split that occurred in August. This was in addition to the previously announced purchase of 2,400,900 shares in a transaction that followed the Company's secondary offering in July. The total number of shares repurchased since the inception of the program is 5,160,137 shares, at a cost of approximately $187 million, and authorizations of over $63 million remain available.

Recent Developments
-------------------

Neuberger Berman has entered into an agreement to acquire the assets of Oscar Capital Management, LLC which has over $800 million in assets under management. These assets under management are primarily composed of high net worth separate accounts and investment partnerships. All four senior partners of Oscar Capital Management, LLC -- Andrew K. Boszhardt, Jr., Anthony Scaramucci, Yolanda Turocy and Brett Messing -- will join Neuberger Berman as Managing Directors in the Private Asset Management group. The transaction is expected to close prior to year-end and is projected to be immediately accretive to both book and cash earnings per share. Terms were not disclosed.

Nine Month Results
------------------

For the first nine months of 2001, net income from operations was $101.4 million, down 2.9% from $104.5 million in the prior year, or $1.38 per share (diluted) and $1.40 (basic) in the 2001 period versus $1.41 per share (diluted) and $1.42 (basic) in 2000. Figures for the first nine months of 2000 excluded $9.8 million, or $0.13 per share, in a financial statement tax benefit related to the Company's stock price in connection with the Employee Defined Contribution Stock Incentive Plan and included a pretax charge of approximately $750,000 for severance payments. Net revenues for the 2001 period were $461.7 million, up from $458.9 million in the previous year.

                            PRIVATE ASSET MANAGEMENT

             NET REVENUES: $73.3 MILLION VS. $68.7 MILLION, UP 6.6%
            PRETAX INCOME: $37.6 MILLION VS. $33.9 MILLION, UP 10.9%

Assets under management in this segment at quarter-end were $21.8 billion, down slightly from $22.3 billion at September 30, 2000 and from $24.3 billion at the end of the previous quarter. Portfolio performance continued to be generally superior relative to the markets, which registered declines of 15% and 31%, respectively, in the Standard & Poor's 500 Index and the Nasdaq index during the quarter. For the first nine months of 2001 the S&P was down over 20% and the Nasdaq over 39%.

Investment advisory and management fees were up 11.6% in the quarter, reflecting billings based on the quarterly record amount of assets under management at the end of the previous quarter. The segment contributed 65.1% of the Company's pretax income.

Efforts to grow assets under management through the national sales force of 37 Client Consultants continued to be highly successful. Since the beginning of the year, this group of professionals has generated over $1.1 billion in new assets, over 37% more than the total for all of last year.

                          MUTUAL FUND AND INSTITUTIONAL

            NET REVENUES: $56.2 MILLION VS. $58.8 MILLION, DOWN 4.4%
             PRETAX INCOME: $22.4 MILLION VS. $22.2 MILLION, UP 1.2%

At quarter-end, assets under management in this segment were $30.4 billion, down from $34.2 billion at September 30, 2000 and from $34.0 billion at the end of the previous quarter. Mutual Fund performance essentially reflected the extremely difficult market environment in the quarter. Nevertheless, for the nine-month period, three of the Company's four largest funds are significantly ahead of the S&P 500 Index.

The segment continued to record net cash inflows in the quarter of $169 million. Net cash inflows in the Consulting Services Group, which were particularly strong at $304 million, and in the Institutional Separate Accounts business at $41 million, offset net cash outflows of $176 million in the Mutual Fund and Sub-Advised Accounts business. Net cash flows from all businesses in this segment are positive year-to-date, exceeding $1 billion.

                        PROFESSIONAL SECURITIES SERVICES

            NET REVENUES: $22.2 MILLION VS. $24.3 MILLION, DOWN 8.8% PRETAX INCOME: $3.5 MILLION VS. $9.0 MILLION, DOWN 61.5%

The significant decline in pretax income versus prior year levels in this segment resulted primarily from lower average balances related to client financing and narrowing interest spreads. Contributing factors included the September 11th tragedy which closed the U.S. equity markets for four trading days and seasonally lackluster market volume prior to the attack. Revenues from clearance fees were even with prior year levels.

The Company remains optimistic about the long-term prospects for the Professional Investor Clearing Services business as it continues to demonstrate growth from new clients, despite the difficult market environment.

                                    CORPORATE

Corporate includes various expenses, including administrative costs, that are not attributable to the activities of a particular business segment. The increase in the net pretax loss to $5.7 million, up from $3.1 million, primarily reflects a decline in value of the Company's investment in its mutual funds as well as higher interest expense and goodwill amortization.

                                      * * *

Neuberger Berman Inc. through its subsidiaries is an investment advisory company with $52.1 billion in assets under management as of September 30, 2001. For more than 60 years, the firm has provided clients with a broad range of investment products, services and strategies. Neuberger Berman Inc. engages in private asset management, wealth management services, tax planning and personal and institutional trust services, mutual funds and institutional management, and professional securities services for individuals, institutions, corporations, pension funds, foundations and endowments. Its website, and this news release, can be accessed at www.nb.com. The firm is headquartered in New York with offices in major cities throughout the United States.

Statements made in this release that look forward in time involve risks and uncertainties and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Company's products' performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability of the Company to attract or retain key employees, inability of the Company to implement its operating strategy and acquisition strategy, inability of the Company to manage rapid expansion and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations.

Neuberger Berman Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ending
(in thousands, except per share data)


                                                                  Three Months Ended                            Fav (Unfav)
                                                 ---------------------------------------------------   ---------------------------
                                                                                                                Change From

                                                                                                       ---------------------------
                                                   September 30,        June 30,       September 30,    June 30,     September 30,
                                                       2001              2001              2000           2001           2000
                                                 --------------    ---------------   ---------------   ------------ --------------
REVENUES:
Investment advisory and administrative fees          $ 106,974          $ 102,603         $ 101,108           4.3%           5.8%
Commissions                                             32,136             38,188            33,179         (15.8%)         (3.1%)
Interest                                                32,850             44,594            54,294         (26.3%)        (39.5%)
Principal transactions in securities                      (226)               997             1,774        (122.7%)       (112.7%)
Clearance fees                                           3,196              2,994             3,193           6.7%           0.1%
Other income                                               800              1,290             1,782         (38.0%)        (55.1%)
                                                 --------------    ---------------   ---------------
            Gross revenues                             175,730            190,666           195,330          (7.8%)        (10.0%)
Interest expense                                        25,870             33,632            43,680          23.1%          40.8%
                                                 --------------    ---------------   ---------------
            Net revenues after interest expense        149,860            157,034           151,650          (4.6%)         (1.2%)
                                                 --------------    ---------------   ---------------

OPERATING EXPENSES:
Employee compensation and benefits                      58,981             65,199            59,228           9.5%           0.4%
Information technology                                   5,701              5,470             5,503          (4.2%)         (3.6%)
Rent and occupancy                                       5,556              4,883             4,523         (13.8%)        (22.8%)
Brokerage, clearing and exchange fees                    3,071              3,054             2,446          (0.6%)        (25.6%)
Advertising and sales promotion                          1,337              3,177             1,311          57.9%          (2.0%)
Distribution and fund administration                     4,870              4,953             5,343           1.7%           8.9%
Professional fees                                        3,534              2,736             2,774         (29.2%)        (27.4%)
Depreciation and amortization                            3,398              3,192             2,907          (6.5%)        (16.9%)
Other expenses                                           5,608              6,196             5,637           9.5%           0.5%
                                                 --------------    ---------------   ---------------
            Total operating expenses                    92,056             98,860            89,672           6.9%          (2.7%)
                                                 --------------    ---------------   ---------------
            Net income before taxes                     57,804             58,174            61,978          (0.6%)         (6.7%)
Provision for income taxes                              24,335             24,490            26,713           0.6%           8.9%
                                                 --------------    ---------------   ---------------
            Net income                                $ 33,469           $ 33,684          $ 35,265          (0.6%)         (5.1%)
                                                 ==============    ===============   ===============

Net income per common share

            Net income per share - Basic                $ 0.47             $ 0.46            $ 0.48
                                                 ==============    ===============   ===============
            Net income per share - Diluted              $ 0.47             $ 0.45            $ 0.47
                                                 ==============    ===============   ===============
Cash earnings per common share

            Cash earnings per share - Basic             $ 0.56             $ 0.73(1)         $ 0.52(1)
                                                 ==============    ===============   ===============
            Cash earnings per share - Diluted           $ 0.55             $ 0.72(1)         $ 0.51(1)
                                                 ==============    ===============   ===============
 Weighted average common shares
            outstanding - Basic                         70,568             73,284            73,417
                                                 ==============    ===============   ===============
 Weighted average common shares
            outstanding - Diluted                       71,722             74,577            74,542
                                                 ==============    ===============   ===============

Note 1: Cash earnings per common share for the three months ended June 30, 2001 and September 30, 2000 have been revised to reflect presentation consistent with current period reporting.

 Neuberger Berman Inc. and Subsidiaries
 Condensed Consolidated Statements of Income (Unaudited)
 For the Periods Ending
 (in thousands, except per share data)

                                                        Nine Months Ended           Fav (Unfav)
                                                -------------------------------    -------------
                                                                                    Change From
                                                                                   -------------
                                                September 30,     September 30,    September 30,
                                                    2001              2000             2000
                                                -------------     -------------    -------------
REVENUES:

Investment advisory and administrative fees        $ 312,869         $ 298,639             4.8%
Commissions                                          107,017           106,248             0.7%
Interest                                             135,152           162,128           (16.6%)
Principal transactions in securities                   1,330            10,548           (87.4%)
Clearance fees                                        10,004            10,091            (0.9%)
Other income                                           2,667             4,233           (37.0%)
                                                -------------     -------------
           Gross revenues                            569,039           591,887            (3.9%)
Interest expense                                     107,313           133,015            19.3%
                                                -------------     -------------
           Net revenues after interest expense       461,726           458,872             0.6%
                                                -------------     -------------

OPERATING EXPENSES:

Employee compensation and benefits                   189,752           186,468            (1.8%)
Information technology                                16,621            16,729             0.6%
Rent and occupancy                                    15,064            13,141           (14.6%)
Brokerage, clearing and exchange fees                  8,827             7,491           (17.8%)
Advertising and sales promotion                        7,060             4,965           (42.2%)
Distribution and fund administration                  14,194            14,183            (0.1%)
Professional fees                                      8,234             7,870            (4.6%)
Depreciation and amortization                          9,361             7,427           (26.0%)
Other expenses                                        17,579            16,798            (4.6%)
                                                -------------     -------------
           Total operating expenses                  286,692           275,072            (4.2%)
                                                -------------     -------------
           Net income before taxes                   175,034           183,800            (4.8%)
Provision for income taxes                            73,647            69,589(1)         (5.8%)
                                                -------------     -------------
           Net income                              $ 101,387         $ 114,211           (11.2%)
                                                =============     =============

Net income per common share

           Net income per share - Basic               $ 1.40            $ 1.55
                                                =============     =============
           Net income per share - Diluted             $ 1.38            $ 1.54
                                                =============     =============
Cash earnings per common share

           Cash earnings per share - Basic            $ 1.79            $ 1.51
                                                =============     =============
           Cash earnings per share - Diluted          $ 1.76            $ 1.50
                                                =============     =============
 Weighted average common shares
           outstanding - Basic                        72,330            73,795
                                                =============     =============
 Weighted average common shares
           outstanding - Diluted                      73,646            74,322
                                                =============     =============

Note 1: Provision for income taxes for the nine months ended September 30, 2000 reflects a financial statement tax benefit of $9,750 related to the change in the price of the Company's common stock from December 31, 1999 to June 30, 2000, in connection with the Company's Employee Defined Contribution Stock Incentive Plan.

Neuberger Berman Inc. and Subsidiaries
Selected Segment Financial Data (Unaudited)
For the Periods Ending
(in thousands)

                                                          Three Months Ended                           Fav (Unfav)
                                          ------------------------------------------------     ---------------------------
                                                                                                       Change From
                                                                                               ---------------------------
                                          September 30,       June 30,       September 30,      June 30,     September 30,
                                              2001              2001            2000(1)           2001           2000
                                          -------------     -----------     --------------     ---------     -------------
PRIVATE ASSET MANAGEMENT
Net revenues after interest expense           $ 73,288        $ 73,539           $ 68,745         (0.3%)             6.6%

Net income before taxes                       $ 37,601        $ 34,251           $ 33,900          9.8%             10.9%

MUTUAL FUND & INSTITUTIONAL
Net revenues after interest expense           $ 56,195        $ 57,064           $ 58,774         (1.5%)            (4.4%)

Net income before taxes                       $ 22,432        $ 20,477           $ 22,176          9.5%              1.2%

PROFESSIONAL SECURITIES SERVICES
Net revenues after interest expense           $ 22,177        $ 27,474           $ 24,325        (19.3%)            (8.8%)

Net income before taxes                        $ 3,477        $  9,356            $ 9,036        (62.8%)           (61.5%)

CORPORATE
Net loss after interest expense               $ (1,800)       $ (1,043)            $ (194)       (72.6%)          (827.8%)

Net loss before taxes                         $ (5,706)       $ (5,910)          $ (3,134)         3.5%            (82.1%)

TOTAL
Net revenues after interest expense           $149,860        $157,034          $ 151,650         (4.6%)            (1.2%)

Net income before taxes                       $ 57,804        $ 58,174           $ 61,978         (0.6%)            (6.7%)

                                                 Nine Months Ended            Fav (Unfav)
                                          -------------------------------     ------------
                                                                              Change From
                                                                              ------------
                                            September 30,   September 30,     September 30,
                                                2001           2000(1)           2000
                                          -------------    --------------     ------------
PRIVATE ASSET MANAGEMENT
Net revenues after interest expense          $ 222,677       $ 214,286             3.9%

Net income before taxes                      $ 108,757       $ 107,401             1.3%

MUTUAL FUND & INSTITUTIONAL
Net revenues after interest expense          $ 168,424       $ 168,237             0.1%

Net income before taxes                       $ 62,670        $ 57,894             8.2%

PROFESSIONAL SECURITIES SERVICES
Net revenues after interest expense           $ 75,332        $ 77,429            (2.7%)

Net income before taxes                       $ 21,344        $ 29,861           (28.5%)

CORPORATE
Net loss after interest expense               $ (4,707)       $ (1,080)         (335.8%)

Net loss before taxes                        $ (17,737)      $ (11,356)          (56.2%)

TOTAL
Net revenues after interest expense          $ 461,726       $ 458,872             0.6%

Net income before taxes                      $ 175,034       $ 183,800            (4.8%)

Note 1: Segment financial data for prior periods have been reclassified to reflect presentation consistent with current period segment reporting.

Neuberger Berman Inc. and Subsidiaries
Assets Under Management
For the Periods Ending
(in millions)

                                                                  Three Months Ended               Fav (Unfav) Change From
                                                      -----------------------------------------   -------------------------
                                                      September 30,    June 30,     September 30,  June 30,     September 30,
                                                          2001           2001           2000         2001           2000
                                                      ------------   -----------    -----------   ----------    -----------
PRIVATE ASSET MANAGEMENT

Assets under management, beginning of period             $ 24,253      $ 22,777       $ 21,796
                                                      ------------   -----------    -----------
            Net additions (withdrawals)                     $ 266          $ 82         $ (161)
            Market appreciation (depreciation)             (2,757)        1,394            651
                                                      ------------   -----------    -----------
            Total increase (decrease)                      (2,491)        1,476            490
                                                      ------------   -----------    -----------
Assets under management, end of period (1)               $ 21,762      $ 24,253       $ 22,286       (10.3%)         (2.4%)
                                                      ============   ===========    ===========

MUTUAL FUND & INSTITUTIONAL

Equity Separate Accounts

Assets under management, beginning of period              $ 6,810       $ 6,415        $ 6,365
                                                      ------------   -----------    -----------
            Net additions (withdrawals)                    $ (122)        $ (12)          $ 41
            Market appreciation (depreciation)               (895)          407            210
                                                      ------------   -----------    -----------
            Total increase (decrease)                      (1,017)          395            251
                                                      ------------   -----------    -----------
Assets under management, end of period                    $ 5,793       $ 6,810        $ 6,616       (14.9%)        (12.4%)
                                                      ============   ===========    ===========

Fixed Income Separate Accounts

Assets under management, beginning of period              $ 5,280       $ 5,310        $ 5,511
                                                      ------------   -----------    -----------
            Net additions (withdrawals)                     $ 163         $ (69)        $ (102)
            Market appreciation                               162            39            155
                                                      ------------   -----------    -----------
            Total increase (decrease)                         325           (30)            53
                                                      ------------   -----------    -----------
Assets under management, end of period                    $ 5,605       $ 5,280        $ 5,564         6.2%           0.7%
                                                      ============   ===========    ===========

Consultant Services Group

Assets under management, beginning of period              $ 2,277       $ 2,002        $ 1,728
                                                      ------------   -----------    -----------
            Net additions                                   $ 304         $ 241           $ 14
            Market appreciation (depreciation)                (39)           34             59
                                                      ------------   -----------    -----------
            Total increase                                    265           275             73
                                                      ------------   -----------    -----------
Assets under management, end of period                    $ 2,542       $ 2,277        $ 1,801        11.6%          41.1%
                                                      ============   ===========    ===========

Mutual Fund and Sub-Advised Accounts

Assets under management, beginning of period             $ 19,616      $ 18,298       $ 19,006
                                                      ------------   -----------    -----------
            Net additions (withdrawals)                    $ (176)       $ (151)         $ 271
            Market appreciation (depreciation)             (3,007)        1,469            956
                                                      ------------   -----------    -----------
            Total increase (decrease)                      (3,183)        1,318          1,227
                                                      ------------   -----------    -----------
Assets under management, end of period (2)               $ 16,433      $ 19,616       $ 20,233       (16.2%)        (18.8%)
                                                      ============   ===========    ===========

Sub-Total Mutual Fund & Institutional

Assets under management, beginning of period             $ 33,983      $ 32,025       $ 32,610
                                                      ------------   -----------    -----------
            Net additions                                   $ 169           $ 9          $ 224
            Market appreciation (depreciation)             (3,779)        1,949          1,380
                                                      ------------   -----------    -----------
            Total increase (decrease)                      (3,610)        1,958          1,604
                                                      ------------   -----------    -----------
Assets under management, end of period                   $ 30,373      $ 33,983       $ 34,214        (10.6%)        (11.2%)
                                                      ============   ===========    ===========

TOTAL

Assets under management, beginning of period             $ 58,236      $ 54,802       $ 54,406
                                                      ------------   -----------    -----------
            Net additions                                   $ 435          $ 91           $ 63
            Market appreciation (depreciation)             (6,536)        3,343          2,031
                                                      ------------   -----------   ------------
            Total increase (decrease)                      (6,101)        3,434          2,094
                                                      ------------   -----------   ------------
Assets under management, end of period                   $ 52,135      $ 58,236       $ 56,500       (10.5%)         (7.7%)
                                                      ============   ===========   ============


Note 1: As of September 30, 2001, Private Asset Management includes $45 million of assets invested in EMM's Fund of Funds product.

Note 2: As of September 30, 2001, Mutual Fund and Sub-Advised Accounts includes $88 million of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, a decrease of $8 million from the prior quarter.

Neuberger Berman Inc. and Subsidiaries
Assets Under Management
For the Periods Ending
(in millions)



                                                                                       Fav (Unfav)
                                                                                      -------------
                                                      Nine Months Ended                Change From
                                                 -------------------------------      -------------
                                                 September 30,     September 30,      September 30,
                                                     2001              2000               2000
                                                 -------------     -------------      -------------
PRIVATE ASSET MANAGEMENT

Assets under management, beginning of period         $ 22,510          $ 21,539
                                                 -------------     -------------
           Net additions                              $ 1,760              $ 72
           Market appreciation (depreciation)          (2,508)              675
                                                 -------------     -------------
           Total increase (decrease)                     (748)              747
                                                 -------------     -------------
Assets under management, end of period (1)           $ 21,762          $ 22,286              (2.4%)
                                                 =============     =============

MUTUAL FUND & INSTITUTIONAL

Equity Separate Accounts
Assets under management, beginning of period          $ 6,402           $ 6,458
                                                 -------------     -------------
           Net additions (withdrawals)                  $ 222            $ (322)
           Market appreciation (depreciation)            (831)              480
                                                 -------------     -------------
           Total increase (decrease)                     (609)              158
                                                 -------------     -------------
Assets under management, end of period                $ 5,793           $ 6,616             (12.4%)
                                                 =============     =============

Fixed Income Separate Accounts
Assets under management, beginning of period          $ 5,298           $ 5,924
                                                 --------------    --------------
           Net additions (withdrawals)                   $ 13            $ (636)
           Market appreciation                            294               276
                                                 -------------     -------------
           Total increase (decrease)                      307              (360)
                                                 -------------     -------------
Assets under management, end of period                $ 5,605           $ 5,564               0.7%
                                                 =============     =============

Consultant Services Group
Assets under management, beginning of period          $ 1,796           $ 1,839
                                                 -------------     -------------
           Net additions (withdrawals)                  $ 750            $ (109)
           Market appreciation (depreciation)              (4)               71
                                                 -------------     -------------
           Total increase (decrease)                      746               (38)
                                                 -------------     -------------
Assets under management, end of period                $ 2,542           $ 1,801              41.1%
                                                 =============     =============

Mutual Fund and Sub-Advised Accounts
Assets under management, beginning of period         $ 19,480          $ 18,639
                                                 -------------     -------------
           Net additions (withdrawals)                   $ 98            $ (114)
           Market appreciation (depreciation)          (3,145)            1,708
                                                 -------------     -------------
           Total increase (decrease)                   (3,047)            1,594
                                                 -------------     -------------
Assets under management, end of period (2)           $ 16,433          $ 20,233             (18.8%)
                                                 =============     =============

Sub-Total Mutual Fund & Institutional
Assets under management, beginning of period         $ 32,976          $ 32,860
                                                 -------------     -------------
           Net additions (withdrawals)                $ 1,083          $ (1,181)
           Market appreciation (depreciation)          (3,686)            2,535
                                                 -------------     -------------
           Total increase (decrease)                   (2,603)            1,354
                                                 -------------     -------------
Assets under management, end of period               $ 30,373          $ 34,214             (11.2%)
                                                 =============     =============

TOTAL
Assets under management, beginning of period         $ 55,486          $ 54,399
                                                 -------------     -------------
           Net additions (withdrawals)                $ 2,843          $ (1,109)
           Market appreciation (depreciation)          (6,194)            3,210
                                                 -------------     -------------
           Total increase (decrease)                   (3,351)            2,101
                                                 -------------     -------------
Assets under management, end of period               $ 52,135          $ 56,500              (7.7%)
                                                 =============     =============

Note 1: As of September 30, 2001, Private Asset Management includes $45 million of assets invested in EMM's Fund of Funds product.

Note 2: As of September 30, 2001, Mutual Fund and Sub-Advised Accounts includes $88 million of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, a decrease of $7 million from the prior period.

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